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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2007

                           Gateway Energy Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                     44-0651207
 ------------------------------      ----------               -----------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
         incorporation)             File Number)             Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
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                     (Address of principal executive office)      (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01         Entry into a Material Definitive Agreement.

On August 23, 2007, Gateway Energy Corporation (the "Company") entered into a Credit Agreement (the "Agreement") with Western National Bank, a national banking association (the "Lender"), regarding a revolving credit facility provided by Lender to the Company. The original borrowing base under the Agreement has been established at $2.5 million, which may be increased in the discretion of the Lender to an amount not to exceed $20 million. The credit facility is secured by substantially all of the Company's assets and has a term of two years. Interest on outstanding balances will accrue at Lender's prime rate, plus one percent. Lender has also agreed to replace existing letters of credit established by the Company in the aggregate amount of $1 million, which will not be credited against the borrowing base.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03

The information provided in Item 1.01, above, is incorporated herein by reference.

Item 7.01

On August 23, 2007, the Company issued a press release disclosing the execution of the Agreement, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit
-----------         ----------------------
10.1                Credit Agreement, dated August 23, 2007, by and between
                    Gateway Energy Corporation and Western National Bank.

99.1                Press release dated August 23, 2007, announcing the Credit
                    Facility

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  August 23, 2007

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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------

10.1 Credit Agreement, dated August 23, 2007, by and between Gateway Energy Corporation and Western National Bank.

99.1                Press release dated August 23, 2007, announcing the Credit
                    Facility